EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FIRST QUARTER 2024 RESULTS
DALLAS, May 8, 2024 - Ashford Inc., an alternative asset management company with a portfolio of strategic operating businesses (NYSE American: AINC) (“Ashford” or the “Company”), today reported the following results and performance measures for the first quarter ended March 31, 2024. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2024, with the first quarter ended March 31, 2023 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FIRST QUARTER 2024 FINANCIAL HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $(7.6) million, or $(2.43) per diluted share. Adjusted net income for the quarter was $18.2 million, or $1.99 per diluted share.
•Total revenue, excluding cost reimbursement revenue, for the quarter was $94.8 million.
•Adjusted EBITDA for the quarter was $23.1 million.
•At the end of the first quarter, the Company had approximately $7.5 billion of gross assets under management.
•As of March 31, 2024, the Company had cash and cash equivalents of approximately $52.4 million.

ASHFORD’S BOARD OF DIRECTORS APPROVES PLAN TO TERMINATE REGISTRATION OF ITS COMMON STOCK
Subsequent to the end of the first quarter, the Company announced that a Special Committee of independent and disinterested directors has recommended, and its Board of Directors has approved, a plan to terminate the registration of the Company’s common stock under the federal securities laws following the completion of a proposed reverse stock split transaction immediately followed by a forward stock split transaction and to delist its shares of common stock from trading on the NYSE American LLC (the “Proposed Transaction”). It is expected that this plan would be initiated in the summer of 2024, subject to Ashford’s stockholders approving the Proposed Transaction at a Special Meeting of Stockholders to be held for that purpose.
Ashford is taking these steps to avoid the substantial cost and expense of being a public reporting company and to focus the Company’s resources on enhancing long-term stockholder value. The Company anticipates savings exceeding $2.5 million on an annual basis as a result of the Proposed Transaction.

Ashford Reports First Quarter Results

May 8, 2024

ASHFORD SECURITIES UPDATE
Ashford Securities is a dedicated capital raising platform created to fund investment opportunities sponsored and asset-managed by Ashford. Ashford Securities currently has three offerings in the market: (1) an income oriented non-traded preferred equity security for Ashford Hospitality Trust, Inc. (“Ashford Trust”) (NYSE: AHT), (2) a growth oriented private offering targeting investments in all types of commercial real estate in the state of Texas (“Texas Strategic Growth Fund”), and (3) a growth and income focused private NAV REIT focused on owning a diversified portfolio of hotels and resorts across all chain scales (“Stirling Hotels & Resorts”).
Ashford Trust has issued $122 million of its Series J and Series K Redeemable Preferred Stock through Ashford Securities since the offering commenced, including $23 million during the first quarter. In connection with the Ashford Trust offering of Series J & K Redeemable Preferred Stock, Ashford Securities has assembled a syndicate of 43 broker-dealers and RIA firms.
Additionally, to date, Ashford Securities has raised $14.7 million of capital for the Texas Strategic Growth Fund, which comprises $2.5 million from Ashford Inc. and $12.2 million from other investors. The proceeds from Ashford’s investment, along with other funds raised, were used to make an equity investment in a multi-family property located in San Antonio, TX.
REMINGTON UPDATE
In the first quarter, Remington generated hotel management fee revenue of $12.5 million, Net Income Attributable to the Company of $1.1 million, and Adjusted EBITDA of $4.1 million.
Remington continues to focus on growing its mix of third-party managed hotels, which currently account for approximately 44% of Remington’s managed hotels. At the end of the first quarter, Remington managed 121 properties that were open and operating – 53 under third-party management agreements and 68 for Ashford Trust and Braemar – located in 25 states, Washington, D.C. and Costa Rica across 27 brands, including 15 independent and boutique properties.
INSPIRE UPDATE
INSPIRE is an event technology company that provides an integrated suite of audio-visual services, including show and event services, hospitality services, and creative services, making it a leading single-source solution for its clients’ meeting and event needs. In the first quarter, INSPIRE had audio visual revenue of $44.9 million, Net Income Attributable to the Company of $1.8 million, and Adjusted EBITDA of $6.5 million.
PREMIER UPDATE
Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure and ground-up development projects. Premier is responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with major hotel brands in renovating, converting, developing and repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business, and during the first quarter, Premier signed 10 third-party engagements, totaling $1.7 million in expected fees. In the first quarter, Premier generated $9.4 million of design and construction fee revenue, Net Income Attributable to the Company of $2.3 million, and Adjusted EBITDA of $5.6 million.

Ashford Reports First Quarter Results

May 8, 2024

RED HOSPITALITY & LEISURE UPDATE
RED Hospitality is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”), Puerto Rico, Florida and Turks & Caicos. RED Hospitality has continued to benefit from the resurgence in leisure travel and the desire of consumers for unique and memorable experiences. RED Hospitality has several opportunities for expansion into additional Ashford-advised and third-party hotels in the USVI, elsewhere in the Caribbean, and in U.S. coastal markets. During the first quarter, RED Hospitality generated $11.2 million of revenue, Net Income Attributable to the Company of $0.5 million, and $2.3 million of Adjusted EBITDA.
FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $(7.6) million, or $(2.43) per diluted share. Adjusted net income for the quarter was $18.2 million, or $1.99 per diluted share.
For the quarter ended March 31, 2024, base advisory fee revenue was $11.5 million. The base advisory fee revenue in the first quarter was comprised of $8.2 million from Ashford Trust and $3.3 million from Braemar.
Adjusted EBITDA for the quarter was $23.1 million.
CAPITAL STRUCTURE
At the end of the first quarter, the Company had approximately $7.5 billion of gross assets under management from its advised platforms. The Company had cash and cash equivalents of $52.4 million and 9.1 million fully diluted shares. The Company’s fully diluted shares include 4.3 million common shares associated with its Series D convertible preferred stock. The Company had $143.7 million of loans as of March 31, 2024.
QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS
ASHFORD TRUST HIGHLIGHTS
•Reported Adjusted EBITDAre of $59.5 million for the first quarter.
•First quarter Comparable RevPAR decreased 0.9% over the prior year quarter.
•During the quarter, Ashford Trust provided an update on its plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising sufficient capital through a combination of asset sales, mortgage debt refinancings, and non-traded preferred capital raising.
•During the quarter, Ashford Trust closed on the sale of the 144-room Residence Inn located in Salt Lake City, Utah for $19.2 million.
•Subsequent to quarter end, Ashford Trust closed on the sale of the 390-room Hilton Boston Back Bay in Boston, Massachusetts for $171 million.
•Subsequent to quarter end, Ashford Trust closed on the sale of the 85-room Hampton Inn in Lawrenceville, Georgia for $8.1 million.
•To date, Ashford Trust has issued approximately $122 million of its non-traded preferred stock.
BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Reported Adjusted EBITDAre of $66.2 million for the first quarter.
•First quarter Comparable RevPAR was $368.
•During the quarter, Braemar extended its mortgage loan secured by the Pier House Resort & Spa.
•During the quarter, Braemar extended its mortgage loan secured by the Ritz-Carlton St. Thomas.
•During the quarter, Braemar received a six-month forbearance, through August 5, 2024, on its mortgage loan secured by the Hilton La Jolla Torry Pines.

Ashford Reports First Quarter Results

May 8, 2024

•Subsequent to quarter end, Braemar paid off its mortgage loan secured by the Cameo Beverly Hills.
•Subsequent to quarter end, Braemar announced that it had signed a definitive agreement to sell the Hilton La Jolla Torrey Pines.
TEXAS STRATEGIC GROWTH FUND HIGHLIGHTS
•Including the Company’s $2.5 million investment, to date, the fund has raised approximately $14.7 million of gross capital.
STIRLING HOTELS & RESORTS HIGHLIGHTS
•Offering is now effective for all share classes.

INVESTOR CONFERENCE CALL CANCELLED
The Company also announced today that it will no longer hold its first quarter conference call originally scheduled for May 9, 2024.
Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended, and our Current Reports on Form 8-K.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.

Ashford Reports First Quarter Results

May 8, 2024

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to consummate the Proposed Transaction; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$52,364	$52,054
Restricted cash	14,961	23,216
Restricted investment	109	128
Accounts receivable, net of allowance of $2,141 and $2,090, respectively	34,469	26,945
Due from affiliates	—	41
Due from Ashford Trust	11,475	18,933
Due from Braemar	5,993	714
Inventories	2,545	2,481
Prepaid expenses and other	16,395	16,418
Total current assets	138,311	140,930
Investments	9,301	9,265
Property and equipment, net	57,454	56,852
Operating lease right-of-use assets	20,844	21,193
Deferred tax assets, net	4,240	4,358
Goodwill	61,013	61,013
Intangible assets, net	204,569	210,095
Other assets, net	1,339	1,101
Total assets	$497,071	$504,807
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$37,006	$54,837
Dividends payable	37,881	28,508
Due to affiliates	789	—
Deferred income	10,234	11,963
Notes payable, net	4,358	4,387
Finance lease liabilities	382	437
Operating lease liabilities	4,339	4,160
Claims liabilities and other	31,331	31,112
Total current liabilities	126,320	135,404
Deferred income	8,683	6,415
Deferred tax liability, net	31,015	29,517
Deferred compensation plan	613	891
Notes payable, net	135,474	132,579
Finance lease liabilities	2,778	2,832
Operating lease liabilities	18,546	19,174
Other liabilities	2,628	2,590
Total liabilities	326,057	329,402

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding as of March 31, 2024 and December 31, 2023	478,000	478,000
Redeemable noncontrolling interests	1,999	1,972
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,560,279 and 3,317,786 shares issued and 3,430,643 and 3,212,312 shares outstanding at March 31, 2024 and December 31, 2023, respectively	4	3
Additional paid-in capital	298,764	299,304
Accumulated deficit	(616,927)	(609,312)
Accumulated other comprehensive income (loss)	(160)	(213)
Treasury stock, at cost, 129,636 and 105,474 shares at March 31, 2024 and December 31, 2023, respectively	(1,411)	(1,354)
Total equity (deficit) of the Company	(319,730)	(311,572)
Noncontrolling interests in consolidated entities	10,745	7,005
Total equity (deficit)	(308,985)	(304,567)
Total liabilities, mezzanine equity and equity (deficit)	$497,071	$504,807

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2024	2023
REVENUES:
Advisory services fees:
Base advisory fees	$11,547	$12,108
Incentive advisory fees	67	67
Other advisory revenue	130	128
Hotel management fees:
Base management fees	8,948	9,010
Incentive management fees	1,456	982
Other management fees	2,066	2,195
Design and construction fees	9,447	6,929
Audio visual	44,912	40,357
Other	16,251	9,074
Cost reimbursement revenue	114,310	104,272
Total revenues	209,134	185,122
EXPENSES:
Salaries and benefits	22,221	22,304
Stock/unit-based compensation	457	489
Cost of revenues for design and construction	2,030	2,866
Cost of revenues for audio visual	30,882	27,828
Depreciation and amortization	6,381	7,000
General and administrative	16,843	9,692
Other	8,923	6,102
Reimbursed expenses	114,377	104,198
Total operating expenses	202,114	180,479
OPERATING INCOME (LOSS)	7,020	4,643
Equity in earnings (loss) of unconsolidated entities	36	(459)
Interest expense	(4,156)	(2,837)
Amortization of loan costs	(276)	(241)
Interest income	692	277
Realized gain (loss) on investments	—	(80)
Other income (expense)	545	493
INCOME (LOSS) BEFORE INCOME TAXES	3,861	1,796
Income tax (expense) benefit	(2,346)	(620)
NET INCOME (LOSS)	1,515	1,176
Net (income) loss from consolidated entities attributable to noncontrolling interests	171	288
Net (income) loss attributable to redeemable noncontrolling interests	(92)	(155)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	1,594	1,309
Preferred dividends, declared and undeclared	(9,202)	(9,034)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(7,608)	$(7,725)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(2.43)	$(2.59)
Weighted average common shares outstanding - basic	3,134	2,984
Diluted:
Net income (loss) attributable to common stockholders	$(2.43)	$(2.59)
Weighted average common shares outstanding - diluted	3,160	2,984

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2024	2023
Net income (loss)	$1,515	$1,176
Net (income) loss from consolidated entities attributable to noncontrolling interests	171	288
Net (income) loss attributable to redeemable noncontrolling interests	(92)	(155)
Net income (loss) attributable to the company	1,594	1,309
Interest expense	4,163	2,835
Amortization of loan costs	276	241
Depreciation and amortization	8,515	8,532
Income tax expense (benefit)	2,346	620
Net income (loss) attributable to unitholders redeemable noncontrolling interests	92	155
EBITDA	16,986	13,692
Deferred compensation plans	(278)	(220)
Stock/unit-based compensation	449	487
Change in contingent consideration fair value	(50)	780
Transaction costs	4,733	203
Loss on disposal of assets	15	1,017
Reimbursed software costs, net	—	(74)
Legal, advisory and settlement costs	145	291
Severance and executive recruiting costs	700	1,143
Amortization of hotel signing fees and lock subsidies	391	240
Other (gain) loss	(18)	53
Adjusted EBITDA	$23,073	$17,612

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2024	2023
Net income (loss)	$1,515	$1,176
Net (income) loss from consolidated entities attributable to noncontrolling interests	171	288
Net (income) loss attributable to redeemable noncontrolling interests	(92)	(155)
Preferred dividends, declared and undeclared	(9,202)	(9,034)
Net income (loss) attributable to common stockholders	(7,608)	(7,725)
Amortization of loan costs	276	241
Depreciation and amortization	8,515	8,532
Net income (loss) attributable to unitholders redeemable noncontrolling interests	92	155
Preferred dividends, declared and undeclared	9,202	9,034
Deferred compensation plans	(278)	(220)
Stock/unit-based compensation	449	487
Change in contingent consideration fair value	(50)	780
Transaction costs	4,733	203
Loss on disposal of assets	15	1,017
Reimbursed software costs, net	—	(74)
Legal, advisory and settlement costs	145	291
Severance and executive recruiting costs	700	1,143
Amortization of hotel signing fees and lock subsidies	391	240
Other (gain) loss	(18)	53
GAAP income tax expense (benefit)	2,346	620
Adjusted income tax (expense) benefit (1)	(730)	(1,407)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$18,180	$13,370
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$1.99	$1.67
Weighted average diluted shares	9,132	7,997

Components of weighted average diluted shares
Common shares	3,134	2,984
Series D convertible preferred stock	4,314	4,226
Deferred compensation plan	272	208
Acquisition related shares	1,284	453
Restricted shares and units	128	126
Weighted average diluted shares	9,132	7,997

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$(2,346)	$(620)
Less deferred income tax (expense) benefit	(1,616)	787
Adjusted income tax (expense) benefit (1)	$(730)	$(1,407)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 18 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31, 2024				Three Months Ended March 31, 2023
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUES:
Advisory services fees:
Base advisory fees - Trust	$8,221	$—	$—	$8,221	$8,468	$—	$—	$8,468
Base advisory fees - Braemar	3,326	—	—	3,326	3,640	—	—	3,640
Incentive advisory fees - Braemar	67	—	—	67	67	—	—	67
Other advisory revenue - Braemar	130	—	—	130	128	—	—	128
Hotel management fees:
Base management fees	—	8,948	—	8,948	—	9,010	—	9,010
Incentive management fees	—	1,456	—	1,456	—	982	—	982
Other management fees	—	2,066	—	2,066	—	2,195	—	2,195
Design and construction fees	—	9,447	—	9,447	—	6,929	—	6,929
Audio visual	—	44,912	—	44,912	—	40,357	—	40,357
Other	37	16,214	—	16,251	127	8,947	—	9,074
Cost reimbursement revenue	9,468	105,006	(164)	114,310	8,451	92,194	3,627	104,272
Total revenues	21,249	188,049	(164)	209,134	20,881	160,614	3,627	185,122
EXPENSES:
Salaries and benefits	—	14,721	7,778	22,499	—	12,889	9,635	22,524
Deferred compensation plans	—	—	(278)	(278)	—	13	(233)	(220)
Stock/unit-based compensation	—	44	413	457	—	70	419	489
Cost of audio visual revenues	—	30,882	—	30,882	—	27,828	—	27,828
Cost of design and construction revenues	—	2,030	—	2,030	—	2,866	—	2,866
Depreciation and amortization	131	6,215	35	6,381	516	6,412	72	7,000
General and administrative	—	10,517	6,326	16,843	—	7,901	1,791	9,692
Other	—	8,923	—	8,923	1,032	5,070	—	6,102
Reimbursed expenses	7,831	104,983	(104)	112,710	4,800	92,136	3,627	100,563
REIT stock/unit-based compensation	1,644	23	—	1,667	3,577	58	—	3,635
Total operating expenses	9,606	178,338	14,170	202,114	9,925	155,243	15,311	180,479
OPERATING INCOME (LOSS)	11,643	9,711	(14,334)	7,020	10,956	5,371	(11,684)	4,643
Other	—	(108)	(3,051)	(3,159)	—	(618)	(2,229)	(2,847)
INCOME (LOSS) BEFORE INCOME TAXES	11,643	9,603	(17,385)	3,861	10,956	4,753	(13,913)	1,796
Income tax (expense) benefit	(2,931)	(3,454)	4,039	(2,346)	(2,562)	(2,844)	4,786	(620)
NET INCOME (LOSS)	8,712	6,149	(13,346)	1,515	8,394	1,909	(9,127)	1,176
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	168	3	171	—	288	—	288
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(92)	(92)	—	—	(155)	(155)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	8,712	6,317	(13,435)	1,594	8,394	2,197	(9,282)	1,309
Preferred dividends, declared and undeclared	—	—	(9,202)	(9,202)	—	—	(9,034)	(9,034)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$8,712	$6,317	$(22,637)	$(7,608)	$8,394	$2,197	$(18,316)	$(7,725)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Three Months Ended March 31, 2024				Three Months Ended March 31, 2023
	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$8,712	$6,317	$(22,637)	$(7,608)	$8,394	$2,197	$(18,316)	$(7,725)
Preferred dividends, declared and undeclared	—	—	9,202	9,202	—	—	9,034	9,034
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	8,712	6,317	(13,435)	1,594	8,394	2,197	(9,282)	1,309
Interest expense	—	935	3,228	4,163	—	575	2,260	2,835
Amortization of loan costs	—	14	262	276	—	46	195	241
Depreciation and amortization	131	8,349	35	8,515	516	7,944	72	8,532
Income tax expense (benefit)	2,931	3,454	(4,039)	2,346	2,562	2,844	(4,786)	620
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	92	92	—	—	155	155
EBITDA	11,774	19,069	(13,857)	16,986	11,472	13,606	(11,386)	13,692
Deferred compensation plans	—	—	(278)	(278)	—	13	(233)	(220)
Stock/unit-based compensation	—	45	404	449	—	68	419	487
Change in contingent consideration fair value	—	(50)	—	(50)	—	780	—	780
Transaction costs	—	86	4,647	4,733	—	104	99	203
Loss on disposal of assets	—	15	—	15	1,032	(15)	—	1,017
Reimbursed software costs, net	—	—	—	—	(74)	—	—	(74)
Legal, advisory and settlement costs	—	113	32	145	—	227	64	291
Severance and executive recruiting costs	—	40	660	700	—	153	990	1,143
Amortization of hotel signing fees and lock subsidies	—	391	—	391	—	240	—	240
Other (gain) loss	—	(53)	35	(18)	—	38	15	53
Adjusted EBITDA	11,774	19,656	(8,357)	23,073	12,430	15,214	(10,032)	17,612
Interest expense	—	(935)	(3,228)	(4,163)	—	(575)	(2,260)	(2,835)
Adjusted income tax (expense) benefit	(2,141)	(1,207)	2,618	(730)	(2,843)	(1,732)	3,168	(1,407)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$9,633	$17,514	$(8,967)	$18,180	$9,587	$12,907	$(9,124)	$13,370

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$2.76	$2.00	$(7.19)	$(2.43)	$2.81	$0.74	$(6.14)	$(2.59)
Weighted average common shares outstanding - diluted	3,160	3,160	3,160	3,160	2,984	2,984	2,984	2,984
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$1.05	$1.92	$(0.98)	$1.99	$1.20	$1.61	$(1.14)	$1.67
Weighted average diluted shares	9,132	9,132	9,132	9,132	7,997	7,997	7,997	7,997
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31, 2024
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUES:
Hotel management fees:
Base management fees	$8,948	$—	$—	$—	$—	$—	$8,948
Incentive management fees	1,456	—	—	—	—	—	1,456
Other management fees	2,066	—	—	—	—	—	2,066
Design and construction fees	—	9,447	—	—	—	—	9,447
Audio visual	—	—	44,912	—	—	—	44,912
Other	—	—	—	11,224	353	4,637	16,214
Cost reimbursement revenue	101,340	3,518	84	64	—	—	105,006
Total revenues	113,810	12,965	44,996	11,288	353	4,637	188,049
EXPENSES:
Salaries and benefits	5,700	775	5,743	1,503	680	320	14,721
Stock/unit-based compensation	21	11	7	5	—	—	44
Cost of audio visual revenues	—	—	30,882	—	—	—	30,882
Cost of design and construction revenues	—	2,030	—	—	—	—	2,030
Depreciation and amortization	2,621	2,720	549	322	3	—	6,215
General and administrative	2,573	1,058	3,432	2,298	357	799	10,517
Other	234	—	15	5,907	30	2,737	8,923
Reimbursed expenses	101,338	3,508	73	64	—	—	104,983
REIT stock/unit-based compensation	2	10	11	—	—	—	23
Total operating expenses	112,489	10,112	40,712	10,099	1,070	3,856	178,338
OPERATING INCOME (LOSS)	1,321	2,853	4,284	1,189	(717)	781	9,711
Other	7	—	(566)	(451)	(9)	911	(108)
INCOME (LOSS) BEFORE INCOME TAXES	1,328	2,853	3,718	738	(726)	1,692	9,603
Income tax (expense) benefit	(248)	(599)	(1,960)	(256)	—	(391)	(3,454)
NET INCOME (LOSS)	1,080	2,254	1,758	482	(726)	1,301	6,149
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	168	—	168
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$1,080	$2,254	$1,758	$482	$(558)	$1,301	$6,317
Interest expense	—	—	473	442	7	13	935
Amortization of loan costs	—	—	5	9	—	—	14
Depreciation and amortization	2,621	2,720	1,986	1,013	3	6	8,349
Income tax expense (benefit)	248	599	1,960	256	—	391	3,454
EBITDA	3,949	5,573	6,182	2,202	(548)	1,711	19,069
Stock/unit-based compensation	22	11	7	5	—	—	45
Change in contingent consideration fair value	(50)	—	—	—	—	—	(50)
Transaction costs	—	—	—	86	—	—	86
Loss on disposal of assets	—	—	22	(7)	—	—	15
Legal, advisory and settlement costs	109	—	—	4	—	—	113
Severance and executive recruiting costs	40	—	—	—	—	—	40
Amortization of hotel signing fees and lock subsidies	—	—	391	—	—	—	391
Other (gain) loss	20	—	(73)	—	—	—	(53)
Adjusted EBITDA	4,090	5,584	6,529	2,290	(548)	1,711	19,656
Interest expense	—	—	(473)	(442)	(7)	(13)	(935)
Adjusted income tax (expense) benefit	(39)	(50)	(930)	(92)	—	(96)	(1,207)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$4,051	$5,534	$5,126	$1,756	$(555)	$1,602	$17,514

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.34	$0.71	$0.56	$0.15	$(0.18)	$0.41	$2.00
Weighted average common shares outstanding - diluted	3,160	3,160	3,160	3,160	3,160	3,160	3,160
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.44	$0.61	$0.56	$0.19	$(0.06)	$0.18	$1.92
Weighted average diluted shares	9,132	9,132	9,132	9,132	9,132	9,132	9,132
(1) Represents Warwick Insurance Company, Pure Wellness and Lismore Capital.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31, 2023
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUES:
Hotel management fees:
Base management fees	$9,010	$—	$—	$—	$—	$—	$9,010
Incentive management fees	982	—	—	—	—	—	982
Other management fees	2,195	—	—	—	—	—	2,195
Design and construction fees	—	6,929	—	—	—	—	6,929
Audio visual	—	—	40,357	—	—	—	40,357
Other	—	—	—	7,628	389	930	8,947
Cost reimbursement revenue	89,277	2,842	52	23	—	—	92,194
Total revenues	101,464	9,771	40,409	7,651	389	930	160,614
EXPENSES:
Salaries and benefits	5,897	581	4,448	951	658	354	12,889
Deferred compensation plans	—	—	—	13	—	—	13
Stock/unit-based compensation	31	28	6	5	—	—	70
Cost of audio visual revenues	—	—	27,828	—	—	—	27,828
Cost of design and construction revenues	—	2,866	—	—	—	—	2,866
Depreciation and amortization	2,871	2,888	463	181	3	6	6,412
General and administrative	1,481	736	2,762	2,135	649	138	7,901
Other	780	—	—	3,989	50	251	5,070
Reimbursed expenses	89,266	2,808	39	23	—	—	92,136
REIT stock/unit-based compensation	11	34	13	—	—	—	58
Total operating expenses	100,337	9,941	35,559	7,297	1,360	749	155,243
OPERATING INCOME (LOSS)	1,127	(170)	4,850	354	(971)	181	5,371
Other	19	—	(311)	142	—	(468)	(618)
INCOME (LOSS) BEFORE INCOME TAXES	1,146	(170)	4,539	496	(971)	(287)	4,753
Income tax (expense) benefit	(296)	51	(2,616)	(45)	—	62	(2,844)
NET INCOME (LOSS)	850	(119)	1,923	451	(971)	(225)	1,909
Net (income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	226	62	288
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$850	$(119)	$1,923	$451	$(745)	$(163)	$2,197
Interest expense	—	—	295	277	1	2	575
Amortization of loan costs	—	—	37	9	—	—	46
Depreciation and amortization	2,871	2,888	1,580	594	2	9	7,944
Income tax expense (benefit)	296	(51)	2,616	45	—	(62)	2,844
EBITDA	4,017	2,718	6,451	1,376	(742)	(214)	13,606
Stock/unit-based compensation	29	28	6	5	—	—	68
Deferred compensation plans	—	—	—	13	—	—	13
Change in contingent consideration fair value	780	—	—	—	—	—	780
Transaction costs	(122)	—	—	226	—	—	104
Loss on disposal of assets	—	—	(15)	—	—	—	(15)
Legal, advisory and settlement costs	222	—	—	5	—	—	227
Severance and executive recruiting costs	16	—	102	—	—	35	153
Amortization of hotel signing fees and lock subsidies	—	—	236	—	4	—	240
Other (gain) loss	(57)	—	95	—	—	—	38
Adjusted EBITDA	4,885	2,746	6,875	1,625	(738)	(179)	15,214
Interest expense	—	—	(295)	(277)	(1)	(2)	(575)
Adjusted income tax (expense) benefit	(96)	(102)	(1,504)	(73)	—	43	(1,732)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$4,789	$2,644	$5,076	$1,275	$(739)	$(138)	$12,907

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.28	$(0.04)	$0.64	$0.15	$(0.25)	$(0.05)	$0.74
Weighted average common shares outstanding - diluted	2,984	2,984	2,984	2,984	2,984	2,984	2,984
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.60	$0.33	$0.63	$0.16	$(0.09)	$(0.02)	$1.61
Weighted average diluted shares	7,997	7,997	7,997	7,997	7,997	7,997	7,997
(1) Represents Pure Wellness and Lismore Capital.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	2024	2023	2023	2023	March 31, 2024
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$1,515	$(4,614)	$(3,070)	$1,501	$(4,668)
Net (income) loss from consolidated entities attributable to noncontrolling interests	171	188	190	214	763
Net (income) loss attributable to redeemable noncontrolling interests	(92)	(102)	(111)	(133)	(438)
Net income (loss) attributable to the company	1,594	(4,528)	(2,991)	1,582	(4,343)
Interest expense	4,163	4,309	3,657	3,422	15,551
Amortization of loan costs	276	278	268	264	1,086
Depreciation and amortization	8,515	9,221	8,998	8,692	35,426
Income tax expense (benefit)	2,346	(2,186)	(205)	1,227	1,182
Net income (loss) attributable to unitholders redeemable noncontrolling interests	92	102	111	133	438
EBITDA	16,986	7,196	9,838	15,320	49,340
Deferred compensation plans	(278)	(480)	(689)	(570)	(2,017)
Stock/unit-based compensation	449	462	465	992	2,368
Change in contingent consideration fair value	(50)	170	130	(480)	(230)
Transaction costs	4,733	1,740	685	419	7,577
Loss on disposal of assets	15	2,109	13	2	2,139
Legal, advisory and settlement costs	145	128	117	635	1,025
Severance and executive recruiting costs	700	1,594	785	1,133	4,212
Amortization of hotel signing fees and lock subsidies	391	321	334	305	1,351
Other (gain) loss	(18)	(38)	89	72	105
Adjusted EBITDA	$23,073	$13,202	$11,767	$17,828	$65,870